UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2004

CITIZENS FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	2-96144	55-0666598
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 Third Street, Elkins, West Virginia	26241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (304) 636-4095

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Report is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any of Citizens Financial Corp.’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On October 13, 2004, Citizens Financial Corp. reported its earnings for its third quarter ended September 30, 2004, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

The data contained herein is not necessarily indicative of the results which may be expected for the full year. This data is unaudited and audited results may vary. Citizens will file Form 10-Q for the quarter ended September 30, 2004 prior to November 14, 2004. Upon filing, that report will be available on the SEC’s website, www.sec.gov.

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release Dated October 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Citizens Financial Corp.
10/13/04
/s/ Thomas K. Derbyshire
Vice President, Treasurer
Principal Financial Officer